Supplement dated August 18, 2014
to the Classes A, C, J and P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

(As supplemented on January 2, 2014, February 7, 2014, March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, and July 15, 2014

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

SMALL-MIDCAP DIVIDEND INCOME FUND
Delete the Objective and substitute:
The Fund primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital.

PURCHASE OF FUND SHARES
Delete the text under the heading “For Class J Shares”, and substitute:
Class J shares are currently available through registered representatives of:

•
Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.

For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.

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